Note 9 - Dividends Distribution	12 Months Ended
Dec. 31, 2021
Disclosure of Dividends Distribution [Abstract]
Note 9 - Dividends Distribution

9            Dividends distribution

On November 3, 2021, the Company’s Board of Directors approved the payment of an interim dividend of $0.13 per share ($0.26 per ADS), or approximately $153 million, payable on November 24, 2021, with an ex-dividend date of November 22, 2021.

On May 3, 2021, the Company’s Shareholders approved an annual dividend in the amount of $0.21 per share ($0.42 per ADS) for an aggregate amount of approximately $248 million. The amount approved included the interim dividend previously paid on November 25, 2020 in the amount of $0.07 per share ($0.14 per ADS). The balance, amounting to $0.14 per share ($0.28 per ADS), was paid on May 26, 2021.

For the year 2019, the Company paid dividends for an aggregate amount of approximately $153 million, which corresponded to the interim dividend in the amount of $0.13 per share ($0.26 per ADS) paid in November 2019. On June 2, 2020, the Company’s Shareholders approved that, as a consequence of liquidity preservation initiatives, no further dividends –beyond the interim dividend- be distributed in respect of fiscal year 2019.

On May 6, 2019, the Company’s Shareholders approved an annual dividend in the amount of $0.41 per share ($0.82 per ADS). The amount approved included the interim dividend previously paid on November 21, 2018 in the amount of $0.13 per share ($0.26 per ADS). The balance, amounting to $0.28 per share ($0.56 per ADS), was paid on May 22, 2019. In the aggregate, the interim dividend paid in November 2018 and the balance paid in May 2019 amounted to approximately $484 million.